UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: July 19, 2002




                       MATRIX ENERGY SERVICES CORPORATION
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             (Exact Name of Registrant as Specified on its Charter)


           000-09419                                      84-0811647
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    (Commission File Number)                (IRS Employer Identification Number)


                                     NEVADA
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         (State or Other Jurisdiction of Incorporation or Organization)

                               5416 Birchman Ave.
                             Fort Worth, Texas 76107
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                    (Address of Principal Executive Offices)


                                 (817) 377-4464
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 1.  Changes in Control of Registrant.

Not Applicable.

ITEM 2.  Acquisition or Disposition of Assets.

From the MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS MATRIX ENERGY SERVICES CORPORATION, July 16, 2002

MOROIL returned to the Company 10,000,000 shares of the newly issued restricted Rule 144 stock, in return for a Note Payable to MOROIL in the amount of $286,366. The face value of the note would be equal to 39.2% (10,000,000 divided by 25,500,000 post split shares) of the amount identified in the Compromise Settlement Agreement and Mutual Release dated February 28, 2002.

The Company acquired BLM leases from Mr. James Ragland, Jr. and J Rags Properties, L.L.C. for 2M issued shares of the Company's common stock, restricted pursuant to Rule 144 of the Securities Act of 1933, valued at $0.50 per share.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.  Other Events

Not Applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)      Financial Statements of Businesses Acquired.

         Will be provided by amended Form 8-K within 60 days.

(B)      Pro Forma Financial Information.

         Will be provided by amended Form 8-K within 60 days.


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(C)      Exhibits.

Exhibit No.       Page No.          Description

7 (i)             4                 Note Payable to MOROIL



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2002.


                                           Matrix Energy Services Corporation



                                           By:    /s/ Edward Levy
                                           ---------------------------
                                               Edward Levy, CEO






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Exhibit 7(i)
PROMISSORY NOTE

$730,525.78                                            Tarrant County, Texas

     FOR THE VALUE RECEIVED, Matrix Energy Services Corporation, promises to pay to the order of MOROIL, Incorporated whose address is 5416 Birchman Avenue, Fort Worth, TX 76107 (or at such other place as the holder hereof may designate), the sum of Seven Hundred Thirty Thousand Five Hundred Twenty Five Dollars and Seventy Eight Cents ($730,525.78) together with the interest of five percent (5%) per annum, due and payable in full the first day of September, 2003.

     THERE will be no prepayment penalty on this Note.

     IF DEFAULT is made in payment after demand, and such default shall continue for a period of 10 days, then the holder hereof may, at its option, declare the whole sum immediately due and payable. In case of any such default, the undersigned agrees to pay all costs of collection, including reasonable attorney's fee, whether or not suit is instituted.

     PRESENTMENT for payment demand, notice of dishonor, protest, notice of protest and any homestead or personal property exemption allowed by the constitutions or laws of any state are hereby waived by the undersigned. Failure by the holder to exercise any option granted it hereunder shall not constitute a waiver of future rights. The term "undersigned" as used herein shall included all makers, co-makers endorsers, sureties, and grantors hereof.


   /s/ Edward A. Levy
---------------------------
Edward A. Levy
Chief Executive Officer
Matrix Energy Services Corporation


The State of Texas
County of Tarrant

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared, Charlotte Smith known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for purposes and consideration therein expressed. Given under my hand and seal of office this 28th day of July, 2002


                                         /s/
                                        ------------------------------------
                                        Notary Public



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